UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2007

Date of Report (Date of earliest event reported)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

505 Fifth Avenue
New York, New York 10017

(Address of principal executive offices, including zip code)

(212) 771-0505

(Registrant's telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events

     On February 6, 2007 CIT Group Inc. (“CIT”) made available to investors a pricing supplement, dated February 6, 2007, a prospectus supplement, dated January 19, 2006 and a prospectus, dated January 20, 2006, with respect to the issuance of $500,000,000 aggregate principal amount of 5.40% Senior Notes due February 13, 2012, $750,000,000 aggregate principal amount of Floating Rate Senior Notes due February 13, 2012 and $750,000,000 aggregate principal amount of 5.65% Senior Notes due February 13, 2017 (collectively, the “Notes”).

     The Notes were issued pursuant to an indenture, dated as of January 20, 2006 (the “Base Indenture”), between CIT and JPMorgan Chase Bank, N.A., as trustee, as amended and supplemented by a first supplemental indenture dated as of February 13, 2007 (the “Supplemental Indenture”), between CIT and The Bank of New York, as successor trustee (the Base Indenture, as amended and supplemented by the Supplemental Indenture, the “Indenture”).

     This Current Report on Form 8-K is being filed to satisfy the requirement to file (i) copies of certain agreements executed in connection with the issuance and the offering of the Notes, and (ii) an opinion regarding legality of the Notes.

     CIT filed a form of the Base Indenture as Exhibit 4.3 to its shelf registration statement filed with the SEC (File No. 333-131159) on January 20, 2006, a copy of the Supplemental Indenture is attached hereto as Exhibit 4.1, and a copy of the Form T-1 Statement of Eligibility for The Bank of New York is attached hereto as Exhibit 25.1.

     In connection with the issuance of the Notes, Shearman & Sterling LLP, counsel to CIT, has delivered an opinion to CIT, dated February 13, 2007, regarding the legality of the Notes upon issuance and sale thereof on February 13, 2007. A copy of the opinion as to legality is attached as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed or furnished herewith:

	4.1	First Supplemental Indenture dated as of February 13, 2007

	5.1	Opinion of Shearman & Sterling LLP

	25.1	Form T-1 Statement of Eligibility for The Bank of New York, in connection with the Senior Debt Securities Indenture, dated as of January 20, 2006 and the Subordinated Debt Securities Indenture, dated as of January 20, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, CIT Group Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIT GROUP INC.

Dated: February 13, 2007	By:	/s/ Glenn A. Votek_____________________
Name: Glenn A. Votek
Title: Executive Vice President & Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

4.1	First Supplemental Indenture dated as of February 13, 2007

5.1	Opinion of Shearman & Sterling LLP

25.1	Form T-1 Statement of Eligibility for The Bank of New York, in connection with the Senior Debt Securities Indenture, dated as of January 20, 2006 and the Subordinated Debt Securities Indenture, dated as of January 20, 2006